                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ George J. Sullivan                                            Date: 4-1-99
-------------------------------                                           ------
George J. Sullivan, Jr. Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ John T. Cooney                                                Date: 9-9-98
-------------------------                                                 ------
John T. Cooney, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ William M. Doran                                              Date: 9/9/98
-------------------------                                                 ------
William M. Doran, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ Frank E. Morris                                               Date: 9/9/98
-------------------------                                                 ------
Frank E. Morris, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ Robert A. Nesher                                             Date: 9-11-98
-------------------------                                                -------
Robert A. Nesher, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ Dr. Robert A. Patterson                                       Date: 9-9-98
-------------------------------                                           ------
Dr.Robert A. Patterson, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ Eugene B. Peters                                          Date: 10 SEPT'98
-------------------------                                             ----------
Eugene B. Peters, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Mark E. Nagle, Joseph M. O'Donnell and Kevin P. Robins, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

   /s/ James M. Storey                                             Date: 9/10/98
-------------------------                                                -------
James M. Storey, Trustee

                                 THE ARBOR FUND
                         THE ADVISORS' INNER CIRCLE FUND
                              THE EXPEDITION FUNDS
                              OAK ASSOCIATES FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced fund (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Kevin P. Robins and Joseph M. O'Donnell, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for his and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

  /s/ Mark E. Nagle                                      Date: SEPTEMBER 9, 1998
------------------------                                       -----------------
Mark E. Nagle, President